Arbitral Award Settlement and Associated Mining Data Sale:	12 Months Ended
Dec. 31, 2017
Arbitral Award Settlement and Associated Mining Data Sale: [Abstract]
Arbitral Award Settlement and Associated Mining Data Sale:

Note 3.      Arbitral Award Settlement and Associated Mining Data Sale:

In October 2009, we initiated a claim (the "Brisas Arbitration") under the additional facility rules of the International Centre for the Settlement of Investment Disputes ("ICSID") of the World Bank to obtain compensation for the losses caused by the actions of Venezuela that terminated the Brisas Project. In September 2014, the ICSID Tribunal granted us an Arbitral Award (the “Award”) totaling (i) $713 million in damages, plus (ii) pre-award interest from April 2008 through the date of the Award based on the U.S. Government Treasury Bill Rate, compounded annually totaling, as of the date of the Award, approximately $22.3 million and (iii) $5 million for legal costs and expenses, for a total, as of September 22, 2014, of $740.3 million. The Award (less legal costs and expenses) accrues post-award interest at a rate of LIBOR plus 2%, compounded annually, which, as a result of the Settlement Agreement, has been temporarily stayed.

In July 2016, we signed the Settlement Agreement, as subsequently amended whereby Venezuela agreed to pay us the Award (including interest) and purchase our mining data related to the Brisas Project (the "Mining Data"). Under the terms of the Agreement, Venezuela agreed to pay the Company $792 million to satisfy the Award and $240 million for the purchase of the Mining Data for a total of approximately $1.032 billion in monthly installments. The first $240 million to be received by Gold Reserve from Venezuela is related to the sale of the Mining Data.

In addition, the Company agreed to suspend the legal enforcement of the Award until final payment is made by Venezuela and Venezuela irrevocably waived its right to appeal the February 2017 judgment issued by the Cour d'appel de Paris dismissing the annulment applications filed by Venezuela in respect of the Award and agreed to terminate all other proceedings seeking annulment of the Award. Pursuant to the Settlement Agreement, Venezuela agreed to make a payment of $40 million (the "Initial Payment") followed by 23 monthly payments of $29.5 million on or before the 15th day (previously the 10th day) of each month starting in July 2017, with a final payment of approximately $313.3 million scheduled to be paid on or before June 15, 2019.

Payments made by Venezuela associated with the Settlement Agreement are initially deposited into the Trust Account with Bandes Bank. From June through December 2017, Venezuela deposited a total of $187.5 million to the Trust Account. Of this amount, approximately $99 million had been transferred to the Company's bank account outside of Venezuela with the balance of approximately $88.5 million remaining in the Trust Account as of December 31, 2017. In August 2017, the U.S. government imposed financial sanctions targeting the Venezuelan government which, in addition to the economic and financial condition of the country, have complicated the monthly transfer of funds from the Trust Account to our bank accounts (See Note 4, Cash and Cash Equivalents).

Due to the uncertainties associated with the funds still on deposit in the Trust Account, the Board of Directors has only considered those funds actually received by the Company in its bank account as funds available for purposes of calculating the CVR and Bonus Plan cash distributions, however, the full amount due based on total payments to the Trust Account has been accrued as a payable in the Consolidated Balance Sheets and recorded as an expense in the Consolidated Statements of Operations.

Pursuant to a 2012 restructuring of convertible notes, we issued Contingent Value Rights ("CVRs") that entitle the holders to an aggregate of 5.466% of proceeds associated with the collection of the Award, sale of mining data or an enterprise sale (the "Proceeds"), less amounts sufficient to pay or reserve for taxes payable, certain associated professional fees and expenses not to exceed $10 million, any accrued operating expenses as of the date of the receipt of proceeds not to exceed $1 million and the balance of any remaining Notes and accrued interests thereon (the  "Net Proceeds"). The total estimated amount due pursuant to the terms of the CVRs as of December 31, 2017, based on the Net Proceeds (including those amounts remaining in the Trust Account) from the sale of the Mining Data was approximately $3.1 million. The amount distributed in 2017 based on proceeds actually received in our bank account was approximately $1.8 million.

The Board of Directors approved a bonus plan (the "Bonus Plan") in May 2012, which was intended to compensate the participants, including executive officers, employees, directors and consultants for their contributions related to: the development of the Brisas Project; the manner in which the development effort was carried out allowing the Company to present a strong defense of its arbitration claim; the support of the Company's execution of the Brisas Arbitration; and the on-going efforts to assist with positioning the Company in the collection of an award, sale of the Mining Data or enterprise sale. The bonus pool under the Bonus Plan is comprised of the gross proceeds collected or the fair value of any consideration realized related to such transactions less applicable taxes multiplied by 1% of the first $200 million and 5% thereafter. The Bonus Plan is administered by a committee of independent directors. The Committee selected the individual participants in the Bonus Plan and fixed the relative percentage of the total pool to be distributed to each participant. Participation in the Bonus Plan by existing participants is fully vested, subject to voluntary termination of employment or termination for cause. The total estimated amount due pursuant to the terms of the Bonus Plan as of December 31, 2017, based on the Net Proceeds (including those amounts remaining in the Trust Account) from the sale of the Mining Data is approximately $0.6 million which is included in corporate general and administrative expense in the Consolidated Statements of Operations for the year ended December 31, 2017. The amount distributed in 2017 based on proceeds actually received in our bank account was approximately $0.8 million.

Our Intent to Distribute Collection of the Award or Sale of Mining Data to Shareholders

Following receipt of funds transferred from the Trust Account (See Note 4, Cash and Cash Equivalents) to our bank account and after applicable payments of Net Proceeds (as defined in the CVRs) to holders of our CVRs and participants under our Bonus Plan, we expect to distribute to our shareholders, in the most cost efficient manner, a substantial majority of any remaining proceeds, subject to applicable regulatory requirements regarding capital and reserves for operating expenses, accounts payable and income taxes, and any obligations arising as a result of the collection of the Award and/or sale of the Mining Data.